SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  May 11, 2007


                          TRYCERA FINANCIAL, INC.
              (Exact Name of Registrant as Specified in Charter)


           NEVADA                 000-30872                   33-0910363
(State or Other Jurisdiction     (Commission                 (IRS Employer
     of Incorporation)           File Number)             Identification No.)


18023 East Sky Park Circle, Suite G, Irvine, CA                      92614
   (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure

     Trycera issued a press release on May 11, 2007, a copy of which is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (d)  The following exhibits are furnished with this report:

          99.1 Press release dated May 11, 2007


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Trycera Financial, Inc.

Date:  May 15, 2007                    By /s/ Bryan Kenyon
                                          Bryan Kenyon, Chief Financial Officer